UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2007

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

In a press release dated October 18, 2007, the Company announced the earnings and other financial information for the period ended September 30, 2007.  The text of the press release is filed in this current report as Exhibit 99.1.

Item 9.01.  Financial Statements, Proforma Financial Information and Exhibits.

(a)  Inapplicable.

(b)  Inapplicable.

(c)  Exhibits.

The following exhibit, referred to in Item 8.01 of this report, is filed, herewith:

Exhibit 99.1 - Text of press release, dated October 18, 2007, announcing the earnings and other financial information for the period ended September 30, 2007.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: October 18, 2007	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Operating Officer
(Chief Financial Officer)